EXHIBIT 10.24

EXECUTION

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FIRST AMENDMENT TO THE PRODUCT DEVELOPMENT AND

COMMERCIALIZATION AGREEMENT BETWEEN SMITHKLINE BEECHAM

CORPORATION D/B/A GLAXOSMITHKLINE AND EXELIXIS, INC. DATED AS OF

OCTOBER 28, 2002

This FIRST AMENDMENT (the “First Amendment”) is entered into as of January 10, 2005 (the “First Amendment Effective Date”), by and between SMITHKLINE BEECHAM CORPORATION, a Pennsylvania corporation, doing business as GlaxoSmithKline (“GSK”), and EXELIXIS, INC., a Delaware corporation (“EXEL”). EXEL and GSK are each referred to herein individually as a “Party” or, collectively, as the “Parties.”

RECITALS

WHEREAS, the Parties entered into that certain Product Development and Commercialization Agreement dated as of October 28, 2002 (the “Development Agreement”) under which EXEL and GSK formed a broad alliance to discover, develop and commercialize novel therapeutics;

WHEREAS, the Parties now desire to amend certain provisions of the Development Agreement as set forth below in this First Amendment; and

WHEREAS, concurrently with the execution of this First Amendment, the Parties are executing amendments to the Loan and Security Agreement and Stock Purchase and Stock Issuance Agreement between the Parties, each dated as of October 28, 2002.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contain, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

AGREEMENT

1. AMENDMENT OF THE DEVELOPMENT AGREEMENT

The Parties hereby agree to amend the terms of the Development Agreement as provided below, effective as of the First Amendment Effective Date. To the extent that the Development Agreement is explicitly amended by this First Amendment, the terms of this First Amendment will control where the terms of the Development Agreement are contrary to or conflict with the following provisions. Where the Development Agreement is not explicitly amended, the terms of the Development Agreement will remain in full force and effect. Capitalized terms used in this First Amendment that are not otherwise defined herein shall have the same meanings as such terms are defined in the Development Agreement.

1.1 Amendment of Section 1.40. Section 1.40 is hereby deleted in its entirety and replaced with the following:

“1.40 “Development Candidate” shall mean a Development Compound: (i) selected by EXEL during the [*] which the Collaboration

Committee confirms meets, or is otherwise deemed by [*] to have met, the Developability Criteria for further development through PoC Trials with respect thereto, in accordance with Section 3.3.2; (ii) for which GSK exercises its Development Election pursuant to Section 4.3.1(a); (iii) that becomes a Refused Candidate for which GSK thereafter exercises its Development Election pursuant to Section 4.3.1(c) or Section 4.3.1(d); or (iv) for which GSK exercises its Development Election pursuant to Section 4.3.2.”

1.2 Addition of New Definitions. The following new definitions are hereby added to the end of Article 1 to read in their entirety as follows:

“1.147 “Category A Compound” shall mean any of XL784, XL647 and XL999.

1.148 “Category B Compound” shall mean any of XL880, XL184, XL820 and XL844.

1.149 “Independent Candidate” shall mean any Category A Compound. Except as expressly stated in this Agreement, each Independent Candidate shall [*].

1.150 “Ineligible Independent Candidate” shall mean an Independent Candidate for which GSK does not exercise its Development Election during the First Option Period and which EXEL does not Control thereafter.

1.151 “Limited Program Targets” shall mean the Existing Targets and Collaboration Targets set forth in Exhibit 7.1.1(b), as may be amended solely in accordance with Section 7.1.1(d).”

1.3 Amendment of Section 3.2.4(a)(iv)(2). Section 3.2.4(a)(iv)(2) is hereby deleted in its entirety and replaced with the following:

“(2) if GSK has selected, or been deemed to have selected, the Limited Program Option, then for [*] and for [*], use [*] to conduct the Development Program with respect to: (i) each of the Category A Compounds and Category B Compounds and, to the extent appropriate for any of the Category A Compounds or Category B Compounds [*], as determined by EXEL and discussed by the Collaboration Committee; (ii) the lead optimization stage chemistry programs for [*]; and (iii) the programs for [*], all as selected pursuant to Section 3.5.1(a), including but not limited to [*]. Such efforts shall include but not be limited to using [*] to: (A) [*] each of the Category A Compounds and Category B Compounds, or, if [*], possibly [*]; (B) [*] on Development Compounds identified from the lead optimization stage chemistry programs for [*] and [*] on certain of the Development Compounds resulting from such programs; (C) [*] against [*]; (D) [*] with respect to [*], and [*] on certain of such Development Compounds resulting from such programs; and (E) [*] The Parties acknowledge and agree that, as part of EXEL’s [*] to perform the foregoing, it is anticipated that EXEL will prioritize these projects based on their apparent potential for successful development, will allocate available resources among such

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projects based on such prioritization, and will, over the course of the Development Term and Extension Period, if any, progressively concentrate its efforts on those projects that appear the most promising; or”

1.4 Amendment of Section 3.5.1. Section 3.5.1 is hereby deleted in its entirety and replaced with the following:

“3.5.1 Election Period. During Contract Year Two, EXEL provided to GSK a written list of all Collaboration Targets and the Development Compounds identified (including all Development Candidates approved by the Collaboration Committee), along with a data package containing, to the extent then available and with respect to each such Development Compound (including all Development Candidates), certain of the following information: (A) any previously undisclosed [*] for each such Development Compound; (B) a [*] of each such Development Compound against the [*]; (C) a [*] of each such Development Compound against [*]; (D) information regarding [*] for such Development Compound; (E) the identification of and all relevant information concerning the [*] with respect to any Development Candidate, including but not limited to [*], if any are identified by such time, with respect to such Development Compound; and (vi) [*] that EXEL [*] (the “Data Package”). The Parties acknowledge that the Data Package that EXEL provided to GSK contained the information requested by GSK, and that GSK has elected, as of the First Amendment Effective Date, to make its decision whether to choose either to:

(a) limit the Development Program by selecting, for further development by EXEL under the Development Program, up to: (i) seven (7) Category A Compounds and Category B Compounds [*]; (ii) three (3) chemistry programs at the lead optimization stage; and (iii) two (2) designated Limited Program Targets, together with all Development Compounds that meet, or are discovered to so meet, the Activity Threshold against such Limited Program Targets during [*] (the “Limited Program Option”); or

(b) have EXEL continue to engage in ongoing target and compound identification as being conducted by EXEL as described in Sections 3.2, 3.3 and elsewhere in this Agreement as part of the Development Program (the “Expanded Program Option”).

By executing this First Amendment: (i) GSK is hereby selecting the Limited Program Option; (ii) GSK reserves the right to request from EXEL Information that was not previously provided to GSK as part of the Data Package and that pertains to Development Compounds that are part of the Development Program (as modified by GSK’s selection of the Limited Program Option); and (iii) the Parties acknowledge that EXEL has met all of its diligence obligations as of the First Amendment Effective Date and the minimum performance requirements described in Sections 3.2.4(a)(i)-(ii).”

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1.5 Amendment of Section 3.5.2. Section 3.5.2 is hereby deleted in its entirety and replaced with the following:

“3.5.2 Selection of the Limited Program Option. GSK has decided that the Limited Program Option, which it is selecting as part of its entry into this First Amendment, shall consist of: (A) the Category A Compounds, the Category B Compounds [*]; (B) lead optimization stage chemistry programs for [*] and all related Development Compounds; and (C) early stage programs for [*], together with all Development Compounds that meet, or are discovered to so meet, the Activity Threshold against [*], during [*]. In addition to the other effects of such selection set forth elsewhere in this Agreement, GSK’s selection of the Limited Program Option shall have the following effects:

(a) subject to EXEL’s obligations pursuant to Section 7.1.1, all rights to those targets and compounds that were part of the Development Program prior to GSK’s selection of the Limited Program Option but were not selected by GSK for inclusion in the Limited Program Option (as set forth in the rest of this Section 3.5.2) shall revert to EXEL and no longer be deemed Existing Targets, Collaboration Targets or Development Compounds, and GSK shall have no further rights or obligations with respect thereto. EXEL shall be free to use such reverted targets and develop and commercialize such reverted Development Compounds, at its sole expense and in its sole discretion, subject to the terms and conditions of the Agreement, including without limitation Section 7.1.1.

Notwithstanding anything to the contrary, following the selection of the Limited Program Option:

(i) the term “Development Compound” as used in this Agreement shall, as of the First Amendment Effective Date, be deemed to include only: (1) (x) the Category A Compounds, Category B Compounds [*] and (y) all compounds that, during the [*] are shown to meet the Activity Threshold against [*] and that are [*]; and (2) those Collaboration Compounds that, during the Development Term or Extension Period, if any, are shown to meet the Activity Threshold against [*]. For purposes of this subsection, [*] means the [*]. For clarity, “Development Compounds” include “Included Compounds”;

(ii) the term “Collaboration Target” as used in this Agreement shall, as of the First Amendment Effective Date, be deemed to include only [*];

(iii) the term “Existing Target” as used in this Agreement shall, as of the First Amendment Effective Date, be deemed to include only [*]; and

(iv) the term “Included Compound” as used in this Agreement shall, as of the First Amendment Effective Date, mean, with respect to each Development Candidate or Development Compound, as applicable, each Development Compound (except for any other Development Candidate and the Back-Up Compounds and Follow-Up Compounds to such Development Candidate) that is [*]. For purposes of this subsection, [*] means the [*];

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(b) GSK shall have the right to make a Development Election to acquire up to two (2) Development Candidates as Licensed Products during the Development Term and up to one (1) additional Development Candidate as a Licensed Product during the Extension Period, if any, and the Pipeline Option Period for a maximum total of no more than three (3) Development Candidates as Licensed Products under this Agreement, all in accordance with Article 4;

(c) the DOP shall be revised by EXEL to include the information described in Section 3.3.1 relevant under the Limited Program Option with respect to EXEL’s activities during the Development Term and Extension Period, if any, including, without limitation, development of the Category A Compounds and Category B Compounds (and, as appropriate, any [*]), optimization of Development Compounds and [*] with respect to [*], screening compounds against [*] and identification and optimization of Development Compounds [*] with respect to [*]. Such revised DOP shall be submitted to the Collaboration Committee for review and comment at a meeting to be held as soon as practicable after [*];

(d) the Collaboration Committee’s responsibilities under Section 2.2.5 shall be deemed revised as follows:

(i) under subsection (a), to ‘review the overall progress of EXEL’s efforts to develop Development Compounds and Development Candidates’; and

(ii) subsections (b) and (c) shall have no further force and effect, as EXEL will no longer be engaged in target Identification activities under this Agreement;

(e) Section 2.5.2 shall have no further force and effect;

(f) GSK shall make such Research and Development Payments and incentive and extension period option payments as are specified herein with respect to the Limited Program Option;

(g) EXEL’s obligations under Section 3.7 shall be deemed to be revised to refer solely to: (i) the Category A Compounds and Category B Compounds, and [*]; and (ii) the Development Compounds that [*] to meet the Activity Threshold against [*]; provided, however, that EXEL shall not be required pursuant to Section 3.7 to provide GSK with Independent Candidate-related development information that is not in EXEL’s possession;

(h) Section 7.4.2 shall have no further force and effect;

(i) Section 7.4.3 shall have no further force and effect; and

(k) With respect to human molecular targets other than those included within the Limited Program Targets, EXEL shall, subject to the terms and conditions of this Agreement, be free to identify human molecular targets having applicability in the Field and to use those human

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molecular targets in any way, including without limit the discovery and development of small molecule compounds, antibodies or protein-based products, without obligation or payment to GSK. Section 7.1.1 shall govern EXEL’s rights and restrictions with respect to human molecular targets included within the Limited Program Targets.”

1.6 Amendment of Section 3.3.4. Section 3.3.4 is hereby deleted in its entirety and replaced with the following:

“3.3.4. Developability Criteria, Target Product Profiles and PoC Trial Design. Notwithstanding anything contained herein to the contrary, all Developability Criteria, Target Product Profiles and designs for PoC Trials [*] for any Development Compound (that are not Independent Candidates) or Development Candidate (that are not Independent Candidates) shall: (A) be consistent with [*] the Development Compound or Development Candidate in question; (B) be [*] for the same indication, or if no such information exists, [*] for a related indication based on such therapeutic area: and (C) require [*]. In the event that [*] cannot agree on such Developability Criteria, Target Product Profiles and/or the design of a PoC Trial within [*] after meeting and attempting to reach agreement on same, such dispute shall be submitted promptly to [*], who shall have a period of [*] to resolve such dispute; provided, however, that, notwithstanding anything contained in this Agreement to the contrary, [*] shall have final decision-making authority with respect to such disputes. In addition, any disputes regarding whether or not a Development Compound (that is not an Independent Candidate) or Development Candidate (that is not an Independent Candidate), as applicable, [*] (including without limitation whether any [*] have resulted in a Development Compound [*]) shall be subject to resolution in accordance with [*]”

1.7 Addition of New Section 3.5.3. A new Section 3.5.3 is hereby added to read in its entirety as follows:

“3.5.3. Continued Development of Independent Candidates. The Parties acknowledge and agree that EXEL may continue the clinical development of each Independent Candidate by itself, through an EXEL Affiliate or a Third Party, or any combination of the foregoing, in EXEL’s sole discretion and as set forth in this Section 3.5.3. Such continued development may be conducted using EXEL’s own funds, the funds of an EXEL Affiliate or a Third Party, or any combination of the foregoing, but in no event shall EXEL use for the development of such Independent Candidates: (a) any funds provided to it by GSK [*]; or (b) [*] unless [*] otherwise agree in writing; provided, however, any inability to reach agreement shall [*]. Notwithstanding anything to the contrary, the [*] for each Independent Candidate shall not be subject to [*]; provided, however, that EXEL shall use [*] to provide GSK with the right, at GSK’s sole discretion, to [*] for each Independent Candidate and to [*] thereon, which [*] EXEL shall [*]. In the event that a Third Party continues the clinical development of an Independent Candidate, EXEL shall use [*] to provide GSK with the right to: (i) have [*] of such Third Party; (ii) have [*]; and (iii) discuss [*] for the applicable Ineligible Independent Candidate. EXEL shall, subject to any confidentiality obligations with Third Parties, provide GSK with information on [*]. GSK shall also have the right to exercise its Development Election for Independent Candidates as set forth in Section 4.3.1(a).”

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1.8 Amendment of Section 3.8.1(c). Section 3.8.1(c) is hereby deleted in its entirety and replaced with the following:

“(c) under the Limited Program Option:

    [*]

1.9 Amendment of Section 4.3.1(b). Section 4.3.1(b) is hereby deleted in its entirety and replaced with the following:

“(b) REFUSED CANDIDATES. If GSK does not exercise within the First Option Period its Development Election with respect to a particular Development Candidate that is not an Ineligible Independent Candidate (each, a “Refused Candidate”), then the Development Election shall expire with respect to that Refused Candidate, and EXEL will thereafter be free to develop and commercialize the Refused Candidate, subject to the terms and conditions of Sections 4.3.1(c), 4.3.1(d) and 4.4 (as applicable). Upon the expiration of a Development Election with respect to a Refused Candidate or an Ineligible Independent Candidate, GSK shall be deemed to [*], and hereby does [*] under all [*] that was (1) [*] solely in connection with [*], and (2) in existence as of [*] with respect to such Refused Candidate or Ineligible Independent Candidate and its related Included Compounds, [*] such Refused Candidate or Ineligible Independent Candidate, or Included Compounds related thereto (such [*] but only as to such Refused Candidate, Ineligible Independent Candidate or Included Compounds, or, if GSK cannot [*] thereunder, it shall [*].”

1.10 Amendment of Section 4.3.1(c). Section 4.3.1(c) is hereby deleted in its entirety and replaced with the following:

“(c) SECOND OPTION FOR A REFUSED CANDIDATE [*]. Following expiration of GSK’s Development Election with respect to a particular Development Candidate [*] within the First Option Period, and until the first to occur of: (1) commencement of [*]; or (2) the [*] with respect to such Refused Candidate, in compliance with its obligations pursuant to this Section 4.3.1(c) and Section 4.4:

(i) EXEL shall not disclose [*] to [*] without [*], together with notice of EXEL’s [*], not less than [*] prior to any such disclosure; and

(ii) If EXEL, in its sole discretion, [*], or otherwise [*] regarding, such Refused Candidate, regardless of whether EXEL has otherwise disclosed to GSK [*] as provided in Section 4.3.1(c)(i), prior to commencement of [*] for such Refused Candidate, EXEL shall: (A) promptly notify GSK of [*]; and (B) include with its notice [*] including, but not limited to, [*] with respect to such Refused Candidate (the “Subsequent Product Report”). During the [*] period immediately following delivery to GSK of the Subsequent Product Report

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(the “Second Option Period”), GSK shall have the exclusive right to exercise a second Development Election with respect to such Refused Candidate and accept such Refused Candidate as a Licensed Product by delivery to EXEL of written notice of exercise.

(iii) Notwithstanding the foregoing, upon receipt of [*] pursuant to Section 4.3.1(c)(i), GSK shall have the right, during the [*], to elect, upon written notice of such election to EXEL, to have such [*] deemed a Subsequent Product Report, whereupon the Second Option Period under Section 4.3.1(c)(ii) with respect to such Refused Candidate shall be triggered, and GSK shall have the exclusive right to exercise a second Development Election with respect to such Refused Candidate and accept such Refused Candidate as a Licensed Product by delivery to EXEL of written notice of exercise. It is understood that GSK shall [*] with respect to a particular Refused Candidate. It is further understood that in the event GSK elects not to exercise a Development Election under Section 4.3.1(c)(ii) or (iii) during the Second Option Period with respect to a particular Refused Candidate, its rights with respect to such Refused Candidate under Section 4.3.1(c)(ii) and (iii) shall be exhausted, and GSK shall have only those rights as may arise pursuant to Section 4.4.”

1.11 Addition of New Section 4.3.1(d). A new Section 4.3.1(d) is hereby added to read in its entirety as follows:

“(d) SECOND OPTION FOR A REFUSED CANDIDATE [*]. Following expiration of GSK’s Development Election within the First Option Period with respect to a Refused Candidate [*] and until the commencement of [*] with respect to such Refused Candidate:

(i) EXEL shall disclose to GSK [*] regarding such Refused Candidate that [*], and, until GSK’s rights with respect to such Refused Candidate under Section 4.3.1(d)(ii) and (iii) are exhausted, EXEL shall [*] regarding such Refused Candidate [*] or [*] with respect to such Refused Candidate; and

(ii) If EXEL, in its sole discretion, [*], or otherwise [*] regarding, such Refused Candidate, regardless of whether EXEL has otherwise disclosed to GSK [*] as provided in Section 4.3.1(d)(i), prior to commencement of [*] for such Refused Candidate, EXEL shall: (A) promptly notify GSK of [*]; and (B) include with its notice a Subsequent Product Report with respect to such Refused Candidate. During the Second Option Period for such Refused Candidate, GSK shall have the exclusive right to exercise a second Development Election with respect to such Refused Candidate and accept such Refused Candidate as a Licensed Product by delivery to EXEL of written notice of exercise.

(iii) Notwithstanding the foregoing, upon receipt of [*] pursuant to Section 4.3.1(d)(i), GSK shall have the right, during the [*], to elect, upon written notice of such election to EXEL, to have such [*] deemed a Subsequent Product Report, whereupon the Second Option Period under Section 4.3.1(d)(ii) with respect to such Refused Candidate shall be triggered, and GSK shall have the exclusive right to exercise a

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second Development Election with respect to such Refused Candidate and accept such Refused Candidate as a Licensed Product by delivery to EXEL of written notice of exercise. It is understood that GSK shall [*] with respect to a particular Refused Candidate. It is further understood that in the event GSK elects not to exercise a Development Election during the Second Option Period with respect to a particular Refused Candidate, its rights with respect to such Refused Candidate under Section 4.3.1(d)(ii) and (iii) shall be exhausted, and GSK shall have only those rights as may arise pursuant to Section 4.4.”

1.12 Amendment of Section 4.3.2(b). Section 4.3.2(b) is hereby deleted in its entirety and replaced with the following:

“(b) PIPELINE OPTION.

(i) If GSK has exercised a Development Election for [*] by [*], then GSK shall have the right to exercise its Development Election with respect to [*] and accept such [*] for further development as potential Licensed Product(s), [*].

(ii) Within [*] after the [*], or [*], EXEL shall provide GSK with a written summary of the identity and status of [*] as of such date, including but not limited to [*], and shall include, to the extent available and applicable, the information set forth [*] (the “Development Information”). Notwithstanding the foregoing, the Parties acknowledge and agree that any Refused Candidates for which GSK’s Second Option Period has expired, and any Ineligible Independent Candidates, shall not be subject to GSK’s rights under this Section 4.3.2(b)(ii). GSK shall have a one (1)-time option to exercise its Development Election with respect to any such [*] exercisable within [*] after receipt of the Development Information (the “Pipeline Option Period”), to accept such [*] identified in the Development Information for further development and commercialization as Licensed Products by delivery to EXEL of written notice of such exercise; provided, however, that in no case may GSK exercise its Development Election to acquire more than an aggregate maximum under this Agreement of three (3) [*] as Licensed Products.”

1.13 Amendment of Section 4.4. Section 4.4 is hereby deleted in its entirety and replaced with the following:

“4.4 The Discussion Opportunity. At any time during the period ending on the last to expire of [*], with respect to (x) each Refused Candidate that [*], and (y) each Refused Candidate that [*], if EXEL decides to license, or seek a commercial partner for, such Refused Candidate prior to [*], EXEL shall: (i) promptly provide GSK with written notice of its intention to so license, or seek a commercial partner for, such Refused Candidate (it being understood that each time [*] is provided to GSK pursuant to Section 4.3.1(c)(i), it shall be deemed to be a written notice from EXEL hereunder); and (ii) upon receipt of GSK’s written request within [*] following GSK’s receipt of such written notice from EXEL, non-exclusively discuss such opportunity with GSK for a period of [*]. During such [*], the Parties shall negotiate, in good faith, to reach mutually acceptable terms pursuant to which EXEL would license to

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GSK, or partner with GSK with respect to, rights to such Refused Candidate. If, despite each Party’s good faith efforts, GSK and EXEL are not able to reach agreement on terms for such an arrangement within such [*], or if EXEL does not receive GSK’s written request to discuss such opportunity within such [*], EXEL shall be free to license such Refused Candidate (and its Included Compounds; provided, however, in the event such Refused Candidate is [*], such [*] shall [*] to, or partner with, any Third Party for any purpose, subject to the royalty payments to GSK set forth in Section 6.4.1. For clarity, GSK shall have no rights with respect to such Refused Candidate under Sections 4.3.1(c), 4.3.1(d), 4.3.2, 4.4 and 7.1.1. This Section 4.4 shall not apply to Ineligible Independent Candidates.”

1.14 Amendment of Section 5.4.1. Section 5.4.1 is hereby deleted in its entirety and replaced with the following:

“5.4.1. After GSK’s Development Election. In the event that, at any time after GSK exercises its Development Election and accepts a particular Licensed Product for further development and commercialization, GSK has [*] that [*] as determined by [*], then the Parties shall promptly meet and agree upon [*]. For the avoidance of doubt, an Included Compound shall in no event be [*] nor shall any [*] which would otherwise be [*] pursuant to this Section 5.4.1. In the event GSK [*], such [*] to be determined by [*], GSK shall be [*]; provided that in the event [*] is unable to [*], the matter shall be resolved in accordance with the dispute resolution provisions of Section 14.2.

(a) Notwithstanding the preceding, in the event that as part of a [*], GSK [*] to any [*] hereunder which would, upon such [*] of this Agreement and subject to [*], the Parties hereby agree that GSK may:

(i) in its sole discretion, [*]. In the event GSK so elects, it shall have a reasonable period of time to do so, which shall in no case exceed [*], and during such time period, the [*] and GSK’s obligations relating thereto, shall not be subject to the terms of this Agreement including, but not limited to the requirement to [*] or to [*]. For the avoidance of doubt, upon the expiration of the [*], any such [*] shall thereafter be [*]; or

(ii) elect to [*].”

1.15 Amendment of Section 6.2.1. Section 6.2.1 is hereby deleted in its entirety and replaced with the following:

“6.2.1 Product Acceptance Milestones.

(a) Subject to Section 6.2.1(b) and Section 6.2.1(c), GSK shall pay to EXEL the following milestone payments upon GSK’s exercise of its Development Election for a particular Development Candidate to become a Licensed Product (each, a “Product Acceptance Milestone”):

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(i) FIRST OPTION FOR A DEVELOPMENT CANDIDATE THAT WAS NOT AN INDEPENDENT CANDIDATE. If GSK exercises its Development Election for a Development Candidate during the First Option Period for such Development Candidate pursuant to Section 4.3.1(a) or 4.3.2(a) (or GSK is deemed to have done so pursuant to Section 6.2.1(a)(iv)) and such Development Candidate was not an Independent Candidate, then GSK shall pay to EXEL within [*] of the delivery of notice to EXEL regarding such exercise (subject to Section 14.6) the following amount [*]: [*]

(ii) FIRST OPTION FOR A DEVELOPMENT CANDIDATE THAT WAS AN INDEPENDENT CANDIDATE. If GSK exercises its Development Election for a Development Candidate during the First Option Period for such Development Candidate pursuant to Section 4.3.1(a) or 4.3.2(a), and such Development Candidate was an Independent Candidate, then GSK shall pay to EXEL within [*] of the delivery of notice to EXEL regarding such exercise (subject to Section 14.6) [*].

(iii) SECOND OPTION. If GSK’s Development Election is exercised for a Refused Candidate during the Second Option Period for such Refused Candidate pursuant to Sections 4.3.1(c), 4.3.1(d) or 4.3.2(a), the Product Acceptance Milestone(s) to be paid to EXEL shall [*] and shall be paid within [*] of the delivery of notice to EXEL regarding such exercise (subject to Section 14.6).

(iv) PIPELINE OPTION. If GSK’s Development Election is exercised for a Development Compound during the Pipeline Option Period pursuant to Section 4.3.2(b) (which is not otherwise deemed to have been exercised during the First Option Period pursuant to this Section 6.2.1(a)(iv)), then GSK shall pay to EXEL the following amount [*]as follows: [*]

All payments under this Section 6.2.1(a)(iv) shall be made within [*]; provided, however, if GSK exercises its Development Election during the Pipeline Option Period with respect to any Refused Candidate(s) for which the First Option Period [*], then such Development Election for such Refused Candidate shall [*].

(b) No Product Acceptance Milestone(s) shall [*]; however, to the extent that [*], the [*] of such Product Acceptance Milestone will be [*].

(c) Notwithstanding anything herein to the contrary, if EXEL receives the Development Program Milestone from GSK pursuant to Section 6.2.5, then the first Product Acceptance Milestone payment due under this Section 6.2.1 shall be reduced by [*]; provided, however, if such first Product Acceptance Milestone is less than [*], then such first Product Acceptance Milestone shall be reduced to zero, and GSK may credit up to [*] against each commercialization milestone payment due to EXEL under Section 6.2.2 with respect to such Licensed Product until GSK has credited a total amount equal to [*] minus the amount that EXEL would have received for such first Product Acceptance Milestone if such

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milestone had not been reduced to zero pursuant to this Section 6.2.1(c). For example, if the first Product Acceptance Milestone would have been [*], then the total amount that GSK may credit against the commercialization milestone payments for such Licensed Product is [*]. If GSK owes EXEL a commercialization milestone under Section 6.2.2 of [*], then GSK may credit [*] against such commercialization milestone and only pay EXEL [*]. GSK may subsequently credit the remaining [*] against the next commercialization milestone of [*] and only pay [*]. GSK would thereafter not be able to reduce the amount of any additional commercialization milestones.”

1.16 Amendment of Section 6.2.2(a). Section 6.2.2(a) is hereby deleted in its entirety and replaced with the following:

“6.2.2 Commercialization Milestones.

(a) Subject to Section 6.2.1(c) and Section 6.2.2(b), GSK shall, within [*] of the first occurrence of each event set forth below with respect to each Licensed Product, pay to EXEL the following non-refundable milestone payments:

(i) FIRST OPTION. If GSK exercises its Development Election for a Development Candidate (including a Development Candidate that was an Independent Candidate) during the First Option Period for such Development Candidate pursuant to Section 4.3.1(a) or 4.3.2(a) (or GSK is deemed to have done so pursuant to Section 6.2.1(a)(iv)):

MILESTONE EVENT	MILESTONE PAYMENT
[*]	[*]
[*]	[*]
[*]	[*]

(ii) SECOND OPTION. If GSK’s Development Election for a Refused Candidate to become a Licensed Product was exercised during the Second Option Period for such Refused Candidate pursuant to Sections 4.3.1(c), 4.3.1(d) or 4.3.2(a), the milestone payment to EXEL for such Licensed Product shall [*]; and

(iii) PIPELINE OPTION. If GSK’s Development Election for a Development Compound to become a Licensed Product was exercised during the Pipeline Option Period for such Development Compound pursuant to Sections 4.3.2(b) (which is not otherwise deemed to have been exercised during the First Option Period pursuant to Section 6.2.1(a)(iv)):

MILESTONE EVENT	MILESTONE PAYMENT
[*]	[*]
[*]	[*]
[*]	[*]

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1.17 Amendmentof Section 6.2.2(b). Section 6.2.2(b) is hereby deleted in its entirety and replaced with the following:

“(b) GSK shall be responsible for promptly informing EXEL when a milestone has been achieved. Any milestone payments made pursuant to this Section 6.2.2 shall [*]; however, to the extent that [*], the [*] of such milestone payment will be [*].”

1.18 Addition of New Section 6.2.5. A new Section 6.2.5 is hereby added to read in its entirety as follows:

“6.2.5 Progress Payments.

(a) Development Candidate. Upon the earlier to occur of: (i) the Collaboration Committee’s confirmation that any [*] meets the [*] for its [*]; or (ii) EXEL’s submission to GSK of the [*] described in [*] with respect to [*] that meet the Activity Threshold with respect to [*] and for which EXEL has completed [*], GSK shall pay EXEL a one-time [*] milestone payment of Five Million Dollars ($5,000,000) within [*] after such submission. Such milestone payment is not [*] nor shall EXEL be obligated to [*]; provided, however, that, subject to [*], EXEL shall [*] in furtherance of [*] over the [*].

(b) Development Program Milestone. Upon successful demonstration of Progress (as defined in Section 6.2.5(c)) made by EXEL in the Development Program, GSK shall within [*] thereafter pay to EXEL [*] milestone payment (the “Development Program Milestone”) of Thirty Million Dollars ($30,000,000) if EXEL successfully demonstrates Progress by December 31, 2005. The Development Program Milestone is not [*] nor shall EXEL be obligated to [*]; provided, however, that, subject to [*], EXEL shall [*] in furtherance of [*] over the [*].

(c) Additional Definitions.

“Progress” shall mean the earlier to occur of: (i) Completion of a phase I trial for any Category B Compound with the [*] that the [*] for such compound; or (ii) filing of an IND for the third (3rd) Category B compound [*].

“Completion” shall mean the completion of the following events for a particular Category B Compound: (i) identification of [*]; (ii) identification of [*]; and (iii) characterization of [*].”

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1.19 Amendment of Sections 6.3.1(a). Section 6.3.1(a) is deleted in its entirety and replaced with the following:

“6.3.1 Licensed Product Royalty Payments.

(a) Subject to Section 6.3.1(d) and Section 6.3.3, GSK shall pay EXEL a royalty on annual Net Sales of Licensed Products by GSK, its Affiliates or Sublicensees in the Territory. Such royalty shall be determined by: [*], in each case as set forth in the following tables:

(i) FIRST OPTION PERIOD. If GSK exercises its Development Election for a Development Candidate (including a Development Candidate that was an Independent Candidate) during the First Option Period for such Development Candidate pursuant to Section 4.3.1(a) or 4.3.2(a) (or GSK is deemed to have done so pursuant to Section 6.2.1(a)(iv)), then: (A) the royalty rate for all Licensed Products shall [*]; and (B) the royalty rate for the individual Licensed Product so accepted during the First Option Period shall be as follows: [*]

(ii) SECOND OPTION PERIOD. If GSK’s Development Election for a particular Licensed Product was made during the Second Option Period pursuant to Sections 4.3.1(c), 4.3.1(d) or 4.3.2(a) (or GSK is deemed to have done so pursuant to Section 6.2.1(a)(iv)): (A) the royalty rate for all Licensed Products shall [*]; and (B) the royalty rate for the individual Licensed Product so accepted during the Second Option Period shall be as follows: [*]

(iii) PIPELINE OPTION PERIOD. If GSK’s Development Election for a particular Licensed Product is made during the Pipeline Option Period pursuant to Section 4.3.2(b) [*]: (A) the royalty rate for all Licensed Products [*]; and (B) the royalty rate for the individual Licensed Product so accepted during the Pipeline Option Period shall [*], as follows: [*]

1.20 Addition of New Section 6.3.1(d). The following new Section 6.3.1(d) is hereby added to read in its entirety as follows:

“(d) Notwithstanding anything herein to the contrary, if EXEL receives the Development Program Milestone set forth in Section 6.2.5(b), then royalty payments on annual Net Sales of Licensed Products due to EXEL by GSK under [*] (as applicable) shall be reduced by [*] of total worldwide Net Sales of Licensed Products until GSK has received [*] calculated using the following parameters: (i) the royalty adjustment shall be [*]; (ii) the royalty adjustment shall be [*]; (iii) the royalty adjustments shall be [*]; and (iv) the [*] shall be used [*].”

1.21 Amendment of Section 6.4.1. Section 6.4.1 is hereby deleted in its entirety and replaced with the following:

“6.4.1 EXEL Product Royalties. With respect to any Refused Candidate (including Independent Candidates) that EXEL is free to develop and commercialize as provided in Section 4.3.1(b), which Refused Candidate is subsequently commercialized by EXEL, or its Affiliates or Sublicensees, EXEL shall pay to GSK a royalty of [*] of total Net Sales in

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the Territory of all products incorporating each Refused Candidate, or any Included Compound relating to such Refused Candidate, and/or formulations, mixtures or compositions incorporating any of the foregoing. Each such product incorporating a Refused Candidate, any Included Compound relating to such Refused Candidate, and/or formulations, mixtures or compositions incorporating any of the foregoing shall be an “EXEL Product”.

(a) The obligation to pay royalties under Section 6.4.1 for each EXEL Product so commercialized shall terminate, on a country-by-country basis, upon the expiration of the later of: (1) the expiration of [*] claiming or covering the manufacture, use or sale of such EXEL Product in such country; or (2) [*] of such EXEL Product in such country; provided, however, the royalty rate set forth herein shall be applicable for [*] of such EXEL Product or [*] described above claiming or covering the manufacture, use or sale of such EXEL Product, and thereafter the royalty rate shall [*] for such EXEL Product for the remainder, if any, of the royalty term for such EXEL Product set forth in this Section 6.4.1(a).”

1.22 Amendment of Schedule 6.3.4. Schedule 6.3.4 to the Agreement is hereby deleted in its entirety and replaced with Schedule 6.3.4, which is attached hereto and is hereby incorporated in this First Amendment.

1.23 Amendment of Section 7.1.1. Section 7.1.1 is hereby deleted in its entirety and replaced with the following:

“7.1.1 Regarding Targets and Compounds. Except as necessary to perform its obligations under this Agreement, EXEL shall not, either alone, through an Affiliate or with any Third Party:

(a) during the period [*] and ending on the first to expire of: (1) the date [*]; or (2) [*], either: (A) conduct [*] with respect to any [*]; or (B) conduct [*] with respect to any [*], in each case where “conduct [*]” means any effort to [*] against such an [*];

(b) during the [*], [*] any [*] that [*]; provided, however, that this Section 7.1.1(b) shall not prohibit EXEL, during the [*], from developing any Independent Candidate (or Included Compound with respect to such Independent Candidate) alone, through an Affiliate or with any Third Party, subject to the rights of GSK to such Independent Candidate pursuant to this Agreement; further provided that this Section 7.1.1(b) shall not prohibit EXEL, during the [*], from developing and/or commercializing any Refused Candidate or Ineligible Independent Candidate (or any Included Compound with respect to such Refused Candidate or Ineligible Independent Candidate) alone, through an Affiliate or with any Third Party, subject to the rights of GSK pursuant to Sections 4.3.1(c), 4.3.1(d) or 4.4 of this Agreement with respect to Refused Candidates (but not Ineligible Independent Candidates); and

(c) during [*], and for so long as such [*] is [*], [*] any [*] that [*] with respect to [*] which is identified by the [*] as clinically relevant (the “Clinically Relevant Targets”) with respect to the [*] (including without limitation [*] any Third Party [*] to [*] to [*] any [*]

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that meets the Activity Threshold against any [*]). At the earlier of: (A) the [*] in which the [*] amends the [*] to include the [*]); or (B) the [*], or [*], the [*] shall determine the Clinically Relevant Target(s) for the particular [*], and all other Limited Program Target(s) shall be deemed not clinically relevant to the particular [*] (the “Non-Relevant Targets”); provided, however, notwithstanding anything to the contrary, if the [*] cannot agree on any such determination, then such determination shall be resolved by [*]. Upon such determination, the Non-Relevant Targets shall be included as Exhibit 7.1.1(c) to this Agreement, and EXEL thereafter shall have the right to develop and/or commercialize, alone, through an Affiliate or with any Third Party, any product that contains a compound that meets the Activity Threshold with respect to such Non-Relevant Target(s), notwithstanding that the [*] also meets the Activity Threshold against such Non-Relevant Target(s). For clarity, the exclusivity provisions set forth in this Section 7.1.1(c) shall not apply with respect to any: (i) Refused Candidates that EXEL is free to develop and commercialize as provided in Section 4.3.1(b); (ii) Ineligible Independent Candidates; (iii) Returned Licensed Products; and (iv) Included Compounds to any of the foregoing Refused Candidates, Ineligible Independent Candidates or Returned Licensed Products.

(d) During the period [*], the [*] may decide [*] to amend the list of Limited Program Targets in Exhibit 7.1.1(b) to include: (i) [*] targets that the [*] reasonably believes are clinically relevant with respect to any [*] that meet the Activity Threshold against [*]; and (ii) [*] targets that the [*] reasonably believes are clinically relevant with respect to any [*] that meet the Activity Threshold against [*]. After the period [*], the [*] shall not amend the list of Limited Program Targets without the prior written agreement of [*].”

1.24 Addition of Exhibit 7.1.1(b). Exhibit 7.1.1(b), which is attached hereto, is hereby incorporated in this First Amendment.

1.25 Addition of Exhibit 7.1.1(c). Exhibit 7.1.1(c), which is attached hereto, is hereby incorporated in this First Amendment.

1.26 Amendment of Sections 12.6.2(a)(iii), 12.6.2(a)(iv), 12.6.2(b)(iii) and 13.1.2(g). In Sections 12.6.2(a)(iii), 12.6.2(a)(iv), 12.6.2(b)(iii) and 13.1.2(g), the words “Sections 4.3.1(a) or 4.3.1(c)” are hereby deleted in their entirety and replaced with the words “Sections 4.3.1(a), 4.3.1(c) or 4.3.1(d)”.

1.27 Amendment of Section 12.6.3(f). In Section 12.6.3(f), the words “Sections 4.3.1(a) and (c)” are hereby deleted in their entirety and replaced with the words “Sections 4.3.1(a), 4.3.1(c) and 4.3.1(d)”.

1.28 Amendment of Section 12.6.4(b). In Section 12.6.4(b), the words “Sections 4.3.1(a) and 4.3.1(c)” are hereby deleted in their entirety and replaced with the words “Sections 4.3.1(a), 4.3.1(c) and 4.3.1(d)”.

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2. MISCELLANEOUS

2.1 Full Force and Effect. This First Amendment amends the terms of the Development Agreement and is deemed incorporated into, and governed by all other terms of, the Development Agreement. The provisions of the Development Agreement, as amended by this First Amendment, remain in full force and effect.

2.2 Further Actions. Each Party shall execute, acknowledge and deliver such further instruments, and do all other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this First Amendment.

2.3 Counterparts. This First Amendment may be signed in counterparts, each and every one of which shall be deemed an original, notwithstanding variations in format or file designation, which may result from the electronic transmission, storage and printing of copies of this First Amendment from separate computers or printers. Facsimile signatures shall be treated as original signatures.

Signature Page Follows

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IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed by their duly authorized representatives as of the First Amendment Effective Date.

EXELIXIS, INC.		SMITHKLINE BEECHAM CORPORATION

By:	/s/ George Scangos	By:	/s/ Donald F. Parman
Print Name:	George Scangos	Print Name:	Donald F. Parman
Title:	President & CEO	Title:	Vice President & Secretary
Date:	01/10/2005	Date:	01/10/2005

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Exhibit 7.1.1(b)

Limited Program Targets

[*]

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Exhibit 7.1.1(c)

Non-Relevant Targets With Respect to Each Licensed Product

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Schedule 6.3.4

Examples of Application of

Milestone and Royalty Payments

EXAMPLE A Payments due for Licensed Products (which were not Independent Candidates) selected by GSK at the 2nd Option

[*]

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EXAMPLE B Payments due for Licensed Products (which were not Independent Candidates) selected by GSK under the Pipeline Option

[*]

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EXAMPLE C Payments for Returned Licensed Products (which were not Independent Candidates) and Subject to Offset for 3rd Party Royalties

[*]

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EXAMPLE D Application of Royalty Reduction in Section 6.3.1(d)

[*]

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